UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 4, 2006
GNC CORPORATION
GENERAL NUTRITION CENTERS, INC.
(Exact name of registrants as specified in their charters)

Delaware Delaware (States or other jurisdictions of incorporation)	333-116040 333-114502 (Commission File Numbers)	72-1575170 72-1575168 (I.R.S. Employer Identification Nos.)
300 Sixth Avenue, Pittsburgh, Pennsylvania 15222
(Address of principal executive offices) (Zip Code)
(412) 288-4600
(Registrants’ telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     On May 4, 2006, GNC Corporation (“GNC”), the parent of General Nutrition Centers, Inc., announced its financial results for the first quarter ended March 31, 2006. A copy of the press release issued in connection with the announcement is attached as Exhibit 99.1 and is incorporated herein by reference.
     The information contained in this report and the exhibits hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press Release of GNC Corporation dated May 4, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.
Dated: May 4, 2006

GNC CORPORATION
GENERAL NUTRITION CENTERS, INC.
(Registrants)

By: Name:	/s/ Mark L. Weintrub Mark L. Weintrub
Title:	Senior Vice President and
Chief Legal Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of GNC Corporation dated May 4, 2006.